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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)                  June 23, 2004
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                                  AMETEK, Inc.
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             (Exact name of registrant as specified in its charter)







           DELAWARE                      1-12981                  14-1682544
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(State or other jurisdiction of        (Commission           (I.R.S. Employer
   incorporation or organization)      File Number)          Identification No.)



37 North Valley Road, Building 4, P.O. Box 1764, Paoli, Pennsylvania     19301
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            (Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code   610-647-2121
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                                  AMETEK, Inc.

Item 5. Other Events

      On June 21, 2004, AMETEK, Inc. issued a press release to announce the acquisition of Taylor Hobson Holdings Limited. A copy of such press release is attached as Exhibit 99(a). The information contained in said press release is hereby incorporated by reference in this Form 8-K.

Item 7.    Financial Statements and Exhibits.

(c)   Exhibit

Exhibit Number  Description

    99(a)       Copy of press release issued by AMETEK, Inc. on June 21, 2004.




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                                  AMETEK, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            AMETEK, Inc.
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                                           (Registrant)




                              By  /s/ Robert R. Mandos, Jr.
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                                         Robert R. Mandos, Jr.
                                         Vice President & Comptroller
                                         (Principal Accounting Officer)

June 23, 2004




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                                  AMETEK, Inc.

                        EXHIBIT INDEX

Exhibit Number  Description

    99 (a)      Copy of press release issued by AMETEK, Inc. on June 21, 2004.


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